SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): DECEMBER 24, 1997

                         WESTERN PACIFIC AIRLINES, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                        0-27238          86-0758778
(State or other jurisdiction        (Commission        (I.R.S. Employer
      of incorporation)             File number)        Identification No.)



2864 South Circle Drive
COLORADO SPRINGS, CO                                  80906
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (719) 579-7737



                        -----------------------------------------------------
                        Former name or former address, if changed since last report



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Item 5.  OTHER EVENTS.

      On December 24, 1997, Western Pacific Airlines, Inc., a Delaware corporation (the "Registrant") filed with the United States Bankruptcy Court for the District of Colorado (the "Court") a draft copy of a proposed Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Proposed Plan of Reorganization"). The Proposed Plan of Reorganization is in preliminary form, and is subject to further revision.

      The Proposed Plan of Reorganization provides for the cancellation and extinguishment of all equity interests of the Registrant (including, without limitation, its Common Stock). As previously indicated in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 1997, the Registrant's management believes, after consulting with bankruptcy counsel, that it is likely that any plan of reorganization that may ultimately be confirmed by the Court will provide for the full cancellation of the Registrant's outstanding equity interests.

      A copy of the  Proposed  Plan of  Reorganization  is  attached  hereto  as
Exhibit 10.1, and is hereby incorporated by reference.


Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

            (c)   Exhibits

            10.1 Preliminary Draft of Debtor's Plan of Reorganization under Chapter 11 of the Bankruptcy Code as filed with the United States Bankruptcy Court for the District of Colorado on December 24, 1997.






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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 12, 1998             WESTERN PACIFIC AIRLINES, INC.


                                    By: /S/ROBERT A. PEISER
                                       Name: Robert A. Peiser
                                       Title:   President and Chief Executive
                                                Officer






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                                      INDEX


Exhibit
NUMBER      DESCRIPTION OF DOCUMENT

10.1 Preliminary Draft of Debtor's Plan of Reorganization under Chapter 11 of the Bankruptcy Code as filed with the United States Bankruptcy Court for the District of Colorado on December 24, 1997.



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